                                                                  Exhibit 10(f)

                         ALLEGHENY LUDLUM CORPORATION

                       1987 STOCK OPTION INCENTIVE PLAN
                       --------------------------------
                            (Amended and Restated)


Article I.    Purposes of the Plan

          The purposes of the Allegheny Ludlum Corporation 1987 Stock Option Incentive Plan are to promote the growth and profitability of Allegheny Ludlum Corporation, to provide key employees of Allegheny Ludlum Corporation and of any corporation the majority of the voting stock of which is owned by Allegheny Ludlum Corporation with an incentive to achieve long-term corporate objectives, to attract and retain key employees of outstanding competence and to provide key employees with an opportunity to acquire an equity interest in Allegheny Ludlum Corporation.


Article II.    Definitions

          As used herein, the following terms shall have the meanings set forth:

          2.01 "Award" shall mean the grant of a Stock Option and/or a Stock Appreciation Right under the Plan.

          2.02 "Award Agreement" shall mean the agreement between the Optionee and the Company evidencing the grant of Stock Options and/or Stock Appreciation Rights under the Plan, which Award Agreement shall contain such terms, conditions and restrictions as the Committee may deem advisable; provided, however, Award Agreements entered into at different times or with different Optionees need not contain similar provisions.

          2.03  "Board" shall mean the Board of Directors of the Company.

          2.04   "CEO" shall mean the Chief Executive Officer of the Company.

          2.05 "Committee" shall mean the Personnel and Compensation Committee of the Board, subject to the provisions of Section 3.4(a) hereof.

          2.06 "Common Stock" shall mean common stock, $0.10 par value per share, of the Company.

          2.07  "Company" shall mean Allegheny Ludlum Corporation.

          2.08 "Eligible Participants" shall mean (i) those officers and key employees of the Company, or of any corporation the majority of the voting stock of which is owned by the Company, designated by the Board in accordance with the procedures set forth in Article III hereof as eligible to receive an Award under the Plan, and (ii) subject to the following sentence, all Executive Officers of the Company. Directors of the Company who are not otherwise officers or employees of the Company and Directors who are members of the Committee may not be designated as Eligible Participants.

          2.09 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          2.10 "Executive Officer" shall mean an "officer" of the Company as defined in Rule 16a-1(f) as promulgated by the Securities and Exchange Commission under the Exchange Act, as such Rule may be amended from time to time.

          2.11 "Fair Market Value" shall mean the fair market value of shares of Common Stock, as determined by the Committee in its discretion. The Committee may change from time to time any method or formula by which it determines Fair Market Value.

          2.12 "Optionee" shall mean an Eligible Participant who has received a grant of Stock Options and/or Stock Appreciation Rights under the Plan.
Whenever the word "Optionee" is used in any provision of the Plan in circumstances where the provision should logically be construed to apply to executors, administrators or the person or persons to whom the Stock Options and/or Stock Appreciation Rights may be transferred by will or the laws of descent or distribution, the word "Optionee" shall be deemed to include such executors, administrators or person or persons.

          2.13 "Option Period" shall mean the period or periods beginning on the date on which a Stock Option or Stock Appreciation Right is granted and ending on the last day on which such Stock Option or Stock Appreciation Right may be exercised by an Optionee, as determined by the Committee upon recommendation of the CEO and as set forth in the Award Agreement; provided, however, no Option Period may extend beyond the tenth anniversary of the date of granting the related Stock Option or Stock Appreciation Right.

          2.14 "Option Price" shall mean (i) with respect to Stock Options, the price at which a share of Common Stock may be purchased pursuant to Stock Options granted under the Plan upon exercise thereof, and (ii) with respect to Stock Appreciation Rights, the price at which a Stock Appreciation Right may be exercised, as such Option Price may be adjusted from time to time in accordance with the provisions of Article V and Section 9.8 hereof and the terms of the Award Agreement.

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          2.15  "Plan" shall mean the Allegheny Ludlum Corporation 1987 Stock
Option Incentive Plan, as amended from time to time pursuant to Section 9.10 hereof.

          2.16 "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act, as in effect prior to May 1, 1991 until the Committee elects otherwise and thereafter as such Rule may be amended from time to time.

          2.17 "Stock Appreciation Right" shall mean a right which upon exercise shall entitle the Optionee to receive for each share of Common Stock subject to such Stock Appreciation Right the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of such exercise over the Option Price.

          2.18 "Stock Option" shall mean the right and option of an Optionee to purchase the aggregate number of shares of Common Stock as is set forth in the Award Agreement.

          2.19 "Termination Date" shall mean the date upon which this Plan terminates, which shall be January 1, 1997.


Article III.   Operation of the Plan

          3.1  Designation of Eligible Participants
               ------------------------------------

          (a)  Designation by Board

          The Board, upon recommendation made in accordance with Section 3.1(b) hereof, shall determine and designate those officers and key employees of the Company or of any corporation the majority of the voting stock of which is owned by the Company, in addition to the Executive Officers, who shall be eligible to participate in the Plan. The Board shall make such determination and designation only from those individuals, job classifications or other descriptions of officers and key employees recommended to the Board in accordance with Section 3.1(b) hereof.

          (b) Procedure for Recommendation to the Board

              (i)  Recommendation by CEO

          Any and all recommendations concerning eligibility to participate in the Plan shall be initiated by the CEO. The CEO may, at such times and from time to time as he may determine in his discretion, recommend to the Committee those officers and key employees, by naming such individuals, by describing job classifications or otherwise describing the persons or classes of

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employees, whom the CEO in his discretion considers to be officers or key employees eligible to participate in the Plan. The CEO may, from time to time, as he may determine in his discretion, recommend the addition of such individuals, job classifications or other descriptions of employees to those previously designated as Eligible Participants or the deletion of Eligible Participants from those previously designated as eligible to participate.

                    (ii)  Review by Committee

          The Committee shall review each recommendation of the CEO as soon as practicable after presentation of such recommendation by the CEO. Upon such review, the Committee shall recommend to the Board those individuals, job classifications or other descriptions of employees from among those recommended by the CEO which the Committee, in its discretion, considers to be officers or key employees eligible to participate in the Plan.

          (c)  Designation of Eligibility Does Not Require Grant of Options

          Designation of an officer or key employee as an Eligible Participant shall not require the CEO to recommend the grant of an Award or the Committee to grant an Award to such Eligible Participant, either upon initial designation or from time to time thereafter.

          3.2  Grant of Stock Options and/or Stock Appreciation
               ------------------------------------------------
               Rights
               ------

          (a)  Grant by Committee

          The Committee, upon recommendation made in accordance with Section 3.2(b) hereof, may grant Stock Options and/or Stock Appreciation Rights under the Plan to any Eligible Participant recommended to receive an Award whether or not such Eligible Participant has previously received an Award under the Plan, in respect to an amount of shares and subject to such restrictions as the Committee may deem appropriate, in its discretion but only upon the recommendation of the CEO in accordance with Section 3.2(b) hereof.

          (b)  Procedure for Recommendation

          Any and all recommendations concerning the grant of an Award under the Plan, including but not limited to the identity of the Eligible Participant, the form of the Award and the number of shares subject to Stock Options or Stock Appreciation Rights in an Award granted to an Eligible Participant, shall be initiated by the CEO. The CEO may, at such times and from time to time as he may determine, recommend to the

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Committee the identity of the Eligible Participant(s) to whom an Award should be granted together with (i) the number of shares subject to Stock Options and/or Stock Appreciation Rights to be granted to each Eligible Participant so recommended, (ii) the respective Option Periods applicable thereto and (iii) any restrictions or other terms and conditions applicable to Stock Options and/or Stock Appreciation Rights. The Committee shall review each recommendation of the CEO as soon as practicable after presentation of such recommendation by the CEO.

          (c)  General

          The CEO, in recommending, and the Committee, in granting, such Awards and determining their form and amount, shall give consideration to the functions and responsibilities of the Eligible Participant, his or her contributions to profitability and sound growth of the Company and such other factors as the CEO and the Committee, as the case may be, may deem appropriate. An Optionee, upon receipt of a grant of an Award, shall state his or her good faith intention to continue as an employee of the Company for such period (but not less than six months) from the date of the grant of the Award as shall be provided in the Award Agreement, subject to the right of the Company to terminate the employment of the Optionee at any time. No Award may be granted to an Eligible Participant within six months of the Eligible Participant's expected retirement date. No Stock Option or Stock Appreciation Right may be granted under the Plan after December 31, 1996, or such earlier date as may be determined by the Board.

          3.3  Vesting of Stock Options and/or Stock Appreciation
               --------------------------------------------------
               Rights
               ------

          Stock Options and Stock Appreciation Rights granted under the Plan shall not be immediately exercisable but shall become exercisable in accordance with a vesting schedule set forth in the Award Agreement evidencing such grant. Except as permitted by the Committee upon recommendation of the CEO, no Award Agreement may set forth a vesting schedule which provides for vesting more rapid than the rate of one third of the number of shares subject to such Award Agreement on each of the third, fourth and fifth anniversaries of the grant of such Award. Stock Options and Stock Appreciation Rights, to the extent vested under the schedule set forth in the Award Agreement, shall be separately exercisable in whole or in part.

          3.4  General Administration
               ----------------------

          (a) The Plan shall be administered by the Committee. A person who is not a disinterested person for the purposes of Rule 16b-3 or, effective as of the 1995 annual meeting of shareholders, who is not an "outside director" for the

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purposes of Section 162(m) of the Internal Revenue Code of 1986 and the
regulations promulgated thereunder, shall not be a member of the Committee, and shall not participate in the administration of the Plan, for any purpose relating to any Executive Officer participant or participants in the Plan. Such disqualification shall be effective immediately prior to the occurrence of any event or circumstance that causes the person to lose the status of disinterested person or outside director, as the case may be.

          (b) The Committee shall have the authority in its sole discretion from time to time: (i) upon recommendation of the CEO, to grant Awards provided for in the Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such Stock Options and/or Stock Appreciation Rights as the Committee, upon recommendation of the CEO, shall deem appropriate; and (iii) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

          (c) All such actions of the Committee shall be final, conclusive and binding upon Eligible Participants and Optionees. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant hereunder.


Article IV.    Aggregate Limitation on Shares Subject to Plan

          Shares of Common Stock which may be issued pursuant to Stock Options or Stock Appreciation Rights granted under the Plan may be either authorized and unissued shares or authorized and issued shares of Common Stock held by the Company as treasury shares. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed 2,700,000 shares, as adjusted to reflect the 3-for-2 stock split effective July 2, 1990 and the 2-for-1 stock split effective July 1, 1993, subject to further adjustment pursuant to Section
9.8 hereof; provided, however, if any Stock Option or Stock Appreciation Right shall expire or be cancelled prior to its exercise in full for any reason, the shares subject to such Stock Option or Stock Appreciation Right shall be thereafter available under the Plan.

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Article V.     Option Price

          5.1  Option Price on Date of Grant
               -----------------------------

          The Option Price on the date of grant of Stock Options or Stock Appreciation Right under the Plan shall be determined by the Committee upon recommendation of the CEO and shall be an amount not less than the Fair Market Value of a share of Common Stock at the time such Stock Option or Stock Appreciation Right is granted.

          5.2  Adjustments to Option Price
               ---------------------------

          In addition to the adjustments provided in Section 9.8, upon recommendation by the CEO the Committee may grant Stock Options and/or Stock Appreciation Rights which provide that the Option Price on the date of exercise shall be determined by subtracting from the Option Price on the date of grant, as determined under Section 5.1 and set forth in the Award Agreement, a percentage of the excess, if any, of (i) the Fair Market Value of a share of Common Stock as of the date of exercise over (ii) the Option Price on the date of grant, provided, however, that in no event may the Option Price, as adjusted, be less than $1.00.


Article VI.    Option Periods; Rights Upon Retirement, Death or
               Disability

          6.1  Option Period
               -------------

          Each Award Agreement shall state the period or periods within which a Stock Option or Stock Appreciation Right may, to the extent then vested, be exercised or surrendered by the Optionee, in whole or in part, which period shall be as determined by the Committee upon recommendation of the CEO; provided, however, except as otherwise determined by the Committee upon recommendation of the CEO, each Option Period shall cease upon termination of an Optionee's employment with the Company. Except as so determined by the Committee upon recommendation of the CEO, an Optionee may not exercise a Stock Option or Stock Appreciation Right, in whole or in part, after such termination of employment.

          6.2  Rights in the Event of Retirement
               ---------------------------------

          Notwithstanding Section 6.1 hereof, if an Optionee retires with the consent of the Company without having fully exercised or surrendered the then vested portion of a Stock Option or Stock Appreciation Right, no additional shares shall vest after the date of such retirement unless otherwise provided by the Committee but the Optionee shall have the right to

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exercise the outstanding and then exercisable portion of such Stock Option and/or Stock Appreciation Rights, or to surrender the outstanding and then exercisable portion of such Stock Option and/or Stock Appreciation Right pursuant to Article VII hereof at any time prior to the earlier of (i) the end of the Option Period set forth in the Award Agreement or (ii) the third anniversary of the date of such retirement.

          6.3  Rights in the Event of Death or Disability
               ------------------------------------------

          Notwithstanding Section 6.1 hereof, if an Optionee dies or becomes disabled without having fully exercised or surrendered the then vested portion of a Stock Option and/or Stock Appreciation Right, no additional shares shall vest after the date of such death or disability unless otherwise provided by the Committee but the Optionee and the executors, administrators, legatees or distributees of the Optionee shall have the right, to the extent of their respective custody and control, to exercise the outstanding and then exercisable portion of such Stock Option and/or Stock Appreciation Right, or to surrender the outstanding and then exercisable portion of the Stock Option and/or Stock Appreciation Right, pursuant to Article VII hereof, at any time prior to the earlier of (i) the end of the Option Period set forth in the Award Agreement or
(ii) the third anniversary of the date of death or disability. Disability shall mean full, permanent disability as determined by the Committee. The date of disability shall be determined by the Committee.


Article VII.   Surrender of Options and Stock Appreciation Rights

          In addition to the rights to surrender Stock Options and/or Stock Appreciation Rights, to the extent then exercisable, as provided in Section 6.2 hereof and Section 6.3 hereof, the Committee may authorize, upon such conditions and restrictions as it deems advisable, the surrender, to the extent then exercisable, of the right to exercise a Stock Option and/or Stock Appreciation Right, or any portion thereof, and the payment by the Company in exchange therefor of an amount, after withholding for taxes as provided in Section 8.4 hereof, equal to the excess of the Fair Market Value of the shares of Common Stock covered by the Stock Option and/or Stock Appreciation Right, or portion thereof, surrendered over the aggregate Option Price of such shares. Such payment may be made in shares of Common Stock valued at Fair Market Value or in cash or partly in cash and partly in shares of Common Stock, as the Committee deems advisable. The shares of Common Stock covered by any Stock Option or Stock Appreciation Right, or portion of either, as to which the right to exercise shall have been so surrendered shall not again be available for purposes of the Plan. Any shares of Common Stock delivered upon any such surrender may be authorized unissued or reacquired Common Stock and shall not be charged

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against the number of shares of Common Stock available for grant of Stock
Options under the Plan.


Article VIII.  Manner of Exercise, Payment of Purchase Price and
               Withholding

          8.1  Exercise of Options
               -------------------

          A Stock Option may be exercised by an Optionee from time to time, in whole or in part, independent of any Stock Appreciation Right to the extent then exercisable by delivering an irrevocable written notice to the Committee of his or her intent to exercise the Stock Option with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Optionee upon receipt by the Committee of (i) such notice and (ii) payment, including applicable taxes, for such shares.

          8.2  Payment of Purchase Price
               -------------------------

          The purchase price of the shares for which a Stock Option may be exercised shall be paid to the Company, prior to the delivery of the shares being purchased in the form of, at the discretion of the Optionee, (i) cash,
(ii) whole shares of Common Stock already owned by the Optionee, valued at their Fair Market Value as of the day immediately preceding the date of exercise or
(iii) a combination of cash and Common Stock equal in value to the purchase price.

          8.3  Exercise of Stock Appreciation Rights
               -------------------------------------

          A Stock Appreciation Right may be exercised independently of any Stock Option by an Optionee from time to time, in whole or in part, to the extent then exercisable by delivering written notice to the Committee of his or her intent to exercise the Stock Appreciation Right with respect to a specified number of shares. Upon exercise of a Stock Appreciation Right, the amount realized by the Optionee may be payable, in the discretion of the Committee, in the form of shares of Common Stock valued at their then Fair Market Value or cash or a combination of Common Stock and cash. The amount of cash or number of shares payable upon exercise of a Stock Appreciation Right, as determined by the Committee, will be delivered to the Optionee upon receipt of such notice and receipt of payment for, or withholding of, applicable taxes.

          8.4  Withholding
               -----------

          In each case where an Optionee shall exercise a Stock Option and/or Stock Appreciation Right, in whole or in part, the Company shall notify the Optionee of the amount of

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withholding tax, if any, which must be paid under federal, state and local law.
The Company shall, in the discretion of the Company, but with the consent of the Committee, arrange for payment for such withholding taxes in any one or combination of the following ways: (i) acceptance of an amount in cash paid by the Optionee, (ii) deduction of amounts for withholding taxes from Optionee's regular salary payments, (iii) deduction of amounts for withholding taxes from amounts of cash payable to Optionee upon exercise, (iv) reduction in the number of shares to be issued pursuant to such exercise by that number of shares having a Fair Market Value equal to the amount the Company is required to withhold and/or (v) acceptance of whole shares of Common Stock already owned by the Optionee having a Fair Market Value equal to the amount the Company is required to withhold. If the full amount of the withholding tax is not recovered in the above manner, the Optionee shall, forthwith upon receipt of notice, remit the deficiency to the Company. No shares acquired pursuant to exercise of a Stock Option or Stock Appreciation Right shall be issued or delivered to an Optionee until all applicable withholding taxes shall have been satisfied in full.

          8.5  Delivery of Shares and/or Cash
               ------------------------------

          As soon as practicable after each exercise and upon compliance by an Optionee with all applicable conditions, the Company will issue and deliver by mail, or cause delivery by mail to the Optionee at the address specified, the number of shares of Common Stock and/or the Company's check for the amount of cash which the Optionee is entitled to receive (subject to reduction for withholding tax as provided in Section 8.4 hereof) under the provisions of the Plan and the Award Agreement. Such shares, and any certificates issued to evidence such shares, shall be registered in the name of the Optionee or such other person or entity as the Optionee shall specify in writing at the time such options are exercised.

          8.6. Authorization of Other Procedures
               ---------------------------------

          The Committee is authorized to establish procedures in order to facilitate the sale by an Optionee of a sufficient number of shares of Common Stock purchased under the Plan to pay the purchase price of such shares and to facilitate the delivery of shares of Common Stock purchased hereunder.


Article IX.    Miscellaneous

          9.1  General Restriction
               -------------------

          Any Award granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that any listing or registration of the shares of

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Common Stock or any consent or approval of any governmental body, or any other agreement or consent is necessary or desirable as a condition of the granting of a Stock Option or issuance of shares of Common Stock or cash in satisfaction of the exercise of an Award, such grant of a Stock Option or issuance of shares of Common Stock may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

          9.2  Awards to Executive Officers
               ----------------------------

          For the purposes of the Plan, and notwithstanding any provision of the Plan to the contrary, the selection of Executive Officers to receive Awards, and decisions concerning the timing, pricing, and amount of Awards to Executive Officers, shall be made solely by the Committee in its discretion. The Committee shall receive and review recommendations of the CEO relating to Executive Officers under the Plan, but shall not be bound by such recommendations and may initiate action under the Plan with respect to Executive Officers although not initiated by the CEO.

          9.3  Non-Assignability
               -----------------

          No Stock Option or Stock Appreciation Right granted under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, any Stock Option or Stock Appreciation Right shall be exercisable only by such individual. No assignment or transfer of a Stock Option or Stock Appreciation Right, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Stock Option or Stock Appreciation Right shall terminate and become of no further effect.

          9.4  Investment Representation
               -------------------------

          Each Award Agreement may provide that the Optionee or recipient shall deliver to the Committee, upon demand by the Committee, at the time of any exercise of any Stock Option or Stock Appreciation Right for which the Committee elects to issue shares of Common Stock a written representation that the shares to be acquired are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares shall be a condition precedent to the right of the Optionee or such other person to acquire any shares.

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

          9.5  No Right to Employment
               ----------------------

          Nothing in the Plan or in any agreement entered into pursuant to it shall confer upon any Optionee or Eligible Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Participant.

          9.6  Non-Uniform Determinations
               --------------------------

          The recommendations of the CEO and the Committee and the determinations of the Board and the Committee under the Plan (including without limitation the respective determinations or recommendations of the persons to receive an Award, the form, amount and timing of such Awards and the terms and provisions of such Awards) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, an Award under the Plan, whether or not such persons are similarly situated.

          9.7  No Rights as Shareholders
               -------------------------

          Recipients of Stock Options and/or Stock Appreciation Rights under the Plan shall have no rights as shareholders of the Company with respect thereto unless and until shares of Common Stock are issued to them.

          9.8  Adjustments of Stock Options and Stock Appreciation Rights
               ----------------------------------------------------------

          In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares or any rights offering to purchase a substantial amount of Common Stock at below Fair Market Value or of any similar change affecting the Common Stock, any of which takes effect after the first grant of an Award under the Plan, the Committee may, in its discretion, appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Stock Options and/or Stock Appreciation Rights theretofore granted under the Plan, the Option Price of such Stock Options or Stock Appreciation Rights, and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted to an employee in such manner as the Committee shall deem appropriate.

          9.9  Options and/or Stock Appreciation Rights Not A Bar
               ---------------------------------------------------
               to Corporate Event
               ------------------

          The existence of the Stock Options and/or Stock Appreciation Rights granted hereunder shall not affect in any way

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

the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         9.10  Amendment or Termination of the Plan
               ------------------------------------

          The Board may at any time terminate the Plan or any part thereof and may from time to time amend the Plan as it may deem advisable; provided, however, that without shareholder approval, the Board may not (i) increase the aggregate number of shares of Common Stock which may be issued under the Plan (other than increases permitted under Paragraph 9.8 hereof), (ii) extend the term of the Plan, or (iii) extend the period during which Stock Options or Stock Appreciation Rights may be exercised. The termination or amendment of the Plan shall not, without the consent of an Optionee, affect such Optionee's rights under a previous grant of Stock Options or Stock Appreciation Rights.


Article X.     Effective Date of the Plan; Contingent Effectiveness

          The effective date of the Plan shall be the date upon which the latter of the following occurs: (i) the closing on an initial public offering by the Company of shares of Common Stock in a transaction registered under the Securities Act of 1933 on Form S-1 and (ii) the approval, at a regular or special meeting, by the shareholders of the Company holding not less than a majority of the issued and outstanding shares of Common Stock. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such shareholder approval, Stock Options and/or Stock Appreciation Rights may be granted hereunder subject to subsequent shareholder approval. Notwithstanding approval by the Board and the shareholders, in the event that no such offering takes place prior to January 1, 1988, the Plan, together with all actions taken and agreements executed in relation thereto, shall be null and void and without further effect.


Article XI.    Termination of Plan

          The Plan shall expire on January 1, 1997.

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

Article XII.   Rule 16b-3 Compliance.

          It is intended that the Plan comply with Rule 16b-3 and that all interpretations of the Plan relating to Executive Officers shall be consistent with such Rule and the Exchange Act. In order to maintain compliance with such Rule and the Exchange Act and to facilitate and promote the conformity of the transactions of Executive Officer participants under the Plan with such Rule, the Committee may adopt such rules and policies as it deems advisable, including, but not limited to, rules and policies restricting the timing of a surrender of a Stock Option for cash or of an exercise of a Stock Appreciation Right for cash or of the reduction in the number of shares to be issued pursuant to the exercise of a Stock Option pursuant to Section 8.4 hereof and elections with respect thereto.

                                                                        PAT00462

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